EX 10.1

EXECUTION COPY
PREGIS HOLDING I CORPORATION
2005 STOCK OPTION PLAN
NONQUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES
          NONQUALIFIED STOCK OPTION AGREEMENT dated as of [                    ], 2007 between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and [                                        ] (the “Optionee”) (this “Agreement”).
          The Company’s Compensation Committee or the Company’s Board of Directors acting as the Committee (in either case, the “Committee”) has determined that the Optionee is one of the key employees of the Company or its subsidiaries or affiliates, and that the objectives of the Company’s 2005 Stock Option Plan (the “Plan”) will be furthered by awarding to the Optionee Options under the Plan. Capitalized terms defined in the Plan and not otherwise defined herein shall have the meaning given such terms in the Plan.
          In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee agree as follows:
          SECTION 1. Grant of Option.
          1.1 The Company hereby grants to the Optionee an option (the “Option”) to purchase [                    ] shares of Common Stock (“Common Stock”) of the Company, at a purchase price of $13,000 per share.
          1.2 The Option granted hereby is intended to be a “nonqualified” stock option subject to the provisions of section 83 of the Code and is not intended to qualify as an “incentive stock option” subject to the provisions of section 422 of the Code.
          SECTION 2. Exercisability.
          2.1 Subject to Section 4 hereof regarding a Transaction, the Option shall be exercisable for the number of shares and at the times provided in the following schedule subject to continued employment by the Company or its subsidiaries or affiliates:

Criteria for Exercisability	Number of Shares
Exercisable as of January 1, 2008, if Optionee’s incentive bonus plan EBITDA target is achieved	[ ]

Exercisable as of January 1, 2009, if Optionee’s incentive bonus plan EBITDA target is achieved	[ ]

Exercisable as of January 1, 2010, if Optionee’s incentive bonus plan EBITDA target is achieved	[ ]

          2.2 Subject to Section 4 hereof and the terms of the Plan, the Option will terminate as to any and all shares of Common Stock for which the Option has not yet been exercised on [                    ], 2017.
          SECTION 3. Method of Exercise.
          3.1 The Option or any part thereof may be exercised only by giving written notice to the Company in the form of Exhibit A hereto, which notice shall state the election to exercise the Option and the number of whole and fractional shares of Common Stock with respect to which the Option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.
          3.2 Payment of the purchase price shall be made by certified or official bank check payable to the Company. As soon as it is practicable after it receives payment of the purchase price, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock acquired pursuant to the Option.
          SECTION 4. Termination of Employment.
          The Option granted hereby shall terminate and expire on the day the Optionee’s employment is terminated in the event of a termination for Cause and in accordance with the provisions of Section 2.4 of the Plan. Upon the occurrence of a Transaction (as defined in the Plan), the Option shall become immediately exercisable in full. Any Common Stock issued pursuant to exercise of this Option is subject to the right of the Company to purchase set forth in Section 2.4 of the Plan.
          SECTION 5. Nonassignability.
          No right granted to the Optionee under the Plan or this Agreement shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. All rights granted to the Optionee under the Plan or this Agreement shall be exercisable only by the Optionee or his estate, heirs or personal representatives.
          SECTION 6. Right of Discharge Reserved.
          Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or services of the Optionee.
          SECTION 7. No Rights as a Stockholder.
          Neither the Optionee nor any person succeeding to the Optionee’s rights hereunder shall have any right as a stockholder with respect to any shares subject to the Option until the date of the issuance of a stock certificate to him for such shares. Except for adjustments made pursuant to Section 3.4 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.
          SECTION 8. Plan Provisions to Prevail.
          This Agreement shall be subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof. In the event there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.
          SECTION 9. Optionee’s Acknowledgments.
          By entering into this Agreement the Optionee agrees and acknowledges that (a) he has received and read a copy of the Plan and accepts this Option subject to the terms and provisions of the Plan, and (b) no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder. As a condition to the issuance of shares of Common Stock under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him any taxes required to be withheld by the Company under federal, state, or local law as a result of his exercise of this Option.
          SECTION 10. Section Headings.
          The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.
          SECTION 11. Notices.
          Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company, Sanford Krieger, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022 or at such other address as the Company may hereinafter designate to the Optionee by notice as provided herein. Any notice to be given to Optionee shall be given at the address set forth on the signature page hereof, or at such other address as Optionee may hereinafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive them.
          SECTION 12. Successors and Assigns.
          This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in Section 5, the estate, heirs or personal representatives of the Optionee.
          SECTION 13. Governing Law.
          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of laws principles thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PREGIS HOLDING I CORPORATION

By:
Name:
Title:

[

]

Exhibit A
EXERCISE NOTICE
[To be executed upon exercise of Stock Option]
To Pregis Holding I Corporation,
          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Stock Option Agreement dated as of                                         , and to purchase thereunder                      shares of Common Stock (“Common Stock”), as provided for therein, and tenders herewith payment of the exercise price in full in the form of a certified or official bank check in the amount of $                    .
          The undersigned represents and warrants to you that:
          Acquisition for Own Account. The undersigned is acquiring the Common Stock for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.
          Securities Act Restrictions. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the shares of Common Stock acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the “Securities Act”), or unless an exemption from such registration is available and until the undersigned shall have delivered to Pregis Holding I Corporation a written opinion of counsel reasonably satisfactory to Pregis Holding I Corporation that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Common Stock is not so registered.
          Please issue a certificate or certificates for such shares of Common Stock in the name of:

Name:

Address:

Social Security or Tax I.D. Number:

(Please print)

Signature

Dated                                         , 200_.